UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report:       May 21, 2003

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number     0-7903

DELAWARE	36-267537
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:     (312) 467-6755

Item 2.  Acquisition or Disposition of Assets.

On May 21, 2003, the wholly-owned subsidiary of the Registrant, Green Light Acquisition Company (“Buyer”), acquired the assets of the Traffic and Transit Lighting segments (the “Business”) of U.S. Traffic Corporation and its wholly-owned subsidiary, Myers/Nuart Electrical Products, Inc. (together “Seller”).  The Buyer acquired cash, account receivables, inventory, machinery and equipment, furniture and fixtures, contracts, customer lists and intellectual property, and assumed certain ordinary course liabilities of the Business.

The purchase price was paid by (1) $20 million in cash; (2) 558,534 shares of the Registrant’s common stock valued at $10 million; (3) Buyer’s Subordinated Promissory Note in the amount of $5 million; and (4) contingent consideration based on a percentage of revenues collected by the Buyer for sales of certain products between May 1, 2003 and December 31, 2009, but not to exceed $5,250,000 in the aggregate.

The cash component of the purchase price was borrowed from a group of banks by the Registrant pursuant to a new credit arrangement described below at Item 5.  The 558,534 shares of the Registrant’s common stock were issued to the Seller pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, but the Registrant will register those shares.  The Seller and its affiliates have agreed to vote in support of management and to acquire no more than 9½% of the Registrant’s outstanding stock on a fully diluted basis for three years.

The Buyer is employing substantially all of the Seller’s employees at the Santa Fe Springs, California facility and at the Tecate, Mexico facility.  The Buyer is leasing the Seller’s Santa Fe Springs, California facility and its Tecate, Mexico facility from affiliates of the Seller, for five year terms which can be renewed for five years.  The Seller’s affiliate will provide to Buyer uninterruptible power supply products for five years.  As a transition, the Buyer will provide certain services and certain products to the Seller’s affiliate until no later than March 31, 2004 from the Santa Fe Springs, California facility.

The Registrant has guaranteed the obligations of the Buyer under the asset purchase agreement and the two leases.

U.S. Traffic Corporation is a designer, manufacturer and supplier of intelligent intersection control systems and other transportation equipment.  It offers a broad range of products to control the flow of traffic at intersections, including electronic traffic controllers, in-ground vehicle sensors, traffic conflict monitors, vehicle and pedestrian signals and power backup systems for intersections. U.S. Traffic also manufactures and markets fixed and portable electronic variable message signs, radar speed displays and internally illuminated highway signage.

The Registrant intends to utilize the purchased assets to continue the Seller’s current business.  The Registrant intends to combine this business with certain other businesses in its Inform Group.

There is no material relationship between the Registrant, its affiliates and its directors and officers and the Seller and its affiliates.

Item 5.  Other Events and Regulation FD Disclosure.

The Registrant entered into a new three-year $70 million credit arrangement with The Northern Trust Company, LaSalle Bank N.A., National City Bank, and the Harris Bank and Trust Company which replaces the Registrant’s existing $40 million facility.  The credit arrangement includes a revolving line of credit of $50 million and a term loan of $20 million.  Borrowings under the new credit arrangement will be used to refinance existing indebtedness, support working capital needs, and fund the acquisition of the U.S. Traffic Corporation Business.  The credit arrangement is unsecured, but is guaranteed by the Registrant’s significant subsidiaries.  Interest on both the term and revolving loans is tied to the prime or the London Interbank Eurodollar Market rate, with floating interest rate options.  Principal is payable on the term loan in equal quarterly installments of $750,000 commencing on September 30, 2003.  The credit agreement contains both affirmative and negative covenants, and a requirement of lender approval for acquisitions with an aggregate purchase price in excess of $5 million in the first year and $10 million in the second year.

Item 7.  Financial Statements and Exhibits.

(a)           Financial Statements.  The financial statements of Seller required under Regulation S-X will be included in an amendment to this Current Report on Form 8-K, which amendment will be filed no later than August 4, 2003.

(b)           Pro Forma Financial Information.  The pro forma financial statements required under Regulation S-X will be included in an amendment to this Current Report on Form 8-K, which amendment will be filed no later than August 4, 2003.

(c)           Exhibits.

2.1           The Asset Purchase Agreement between Green Light Acquisition Company, U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.*

10.2         Subordinated Promissory Note of Green Light Acquisition Company dated as of May 16, 2003.

*  Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish to the Securities and Exchange Commission upon request a supplementary copy of any omitted exhibit or schedule to the Asset Purchase Agreement.

10.3         Stockholder Guaranties of Raymond International W.L.L., Raymond Overseas Holding Limited and Basil K. Vasiliou dated as of May 16, 2003.

10.4         Guaranties of Quixote Corporation to U.S. Traffic Corporation, Myers/Nuart Electrical Products, Inc., Cambridge Leasing Corporation and Intersection Development Corporation S. A. de C. V. dated as of May 16, 2003.

10.5         The Standstill Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.

10.6         The Registration Rights Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.

10.7         Lease between Green Light Acquisition Company and Cambridge Leasing Corporation dated as of May 16, 2003.

10.8         Lease Contract between Quixote Transportation Safety Mexico S. de R. L. de C. V. and Intersection Development Corporation S. A. de C. V. dated as of May 16, 2003.

10.9         The Myers Pedestal Supply and Transition Agreement between Green Light Acquisition Company  and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.

10.10       Stockholders Covenant Not to Compete and Other Post-Asset Sale Obligations between Green Light Acquisition Company and Raymond International W.L.L. and Basil K. Vasiliou dated as of May 16, 2003.

10.11       The OEM Supply Agreement between Green Light Acquisition Company and Myers Power Products, Inc. dated as of May 16, 2003.

10.12       Employment Agreement between Green Light Acquisition Company and Gary Coury dated as of May 16, 2003.

10.13       Credit Agreement (“Credit Agreement”) dated as of May 16, 2003 among Quixote Corporation as the Borrower, and The Northern Trust Company, LaSalle National Bank, Harris Trust and Savings Bank and National City Bank of Michigan/Illinois, as lenders (the “Lenders”); Term Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; Revolving Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; and Subsidiary Guaranty dated as of May 16, 2003 in favor of the Lenders by certain identified subsidiaries of Quixote Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	June 5, 2003	/s/ Daniel P. Gorey

DANIEL P. GOREY
Vice President, Chief Financial
Officer and Treasurer
(Chief Financial & Accounting
Officer)

EXHIBIT INDEX

2.1           The Asset Purchase Agreement between Green Light Acquisition Company, U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.

10.2         Subordinated Promissory Note of Green Light Acquisition Company dated as of May 16, 2003.

10.3         Stockholder Guaranties of Raymond International W.L.L., Raymond Overseas Holding Limited and Basil K. Vasiliou dated as of May 16, 2003.

10.4         Guaranties of Quixote Corporation to U.S. Traffic Corporation, Myers/Nuart Electrical Products, Inc., Cambridge Leasing Corporation and Intersection Development Corporation S. A. de C. V. dated as of May 16, 2003.

10.5         The Standstill Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.

10.6         The Registration Rights Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.

10.7         Lease between Green Light Acquisition Company and Cambridge Leasing Corporation dated as of May 16, 2003.

10.8         Lease Contract between Quixote Transportation Safety Mexico S. de R. L. de C. V. and Intersection Development Corporation S. A. de C. V. dated as of May 16, 2003.

10.9         The Myers Pedestal Supply and Transition Agreement between Green Light Acquisition Company  and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.

10.10       Stockholders Covenant Not to Compete and Other Post-Asset Sale Obligations between Green Light Acquisition Company and Raymond International W.L.L. and Basil K. Vasiliou dated as of May 16, 2003.

10.11       The OEM Supply Agreement between Green Light Acquisition Company and Myers Power Products, Inc. dated as of May 16, 2003.

10.12       Employment Agreement between Green Light Acquisition Company and Gary Coury dated as of May 16, 2003.

10.13       Credit Agreement (“Credit Agreement”) dated as of May 16, 2003 among Quixote Corporation as the Borrower, and The Northern Trust Company, LaSalle National Bank, Harris Trust and Savings Bank and National City Bank of

Michigan/Illinois, as lenders (the “Lenders”); Term Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; Revolving Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; and Subsidiary Guaranty dated as of May 16, 2003 in favor of the Lenders by certain identified subsidiaries of Quixote Corporation.